Exhibit 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Knight Fuller, Inc. on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Howard Livingston, the Chief Financial Officer of Knight Fuller, Inc., does hereby certify, pursuant to 18 U.S.C. Section .1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods covered by the Report.



Dated: November 22, 2005



/s/ Howard Livingston
---------------------
Chief Financial Officer